EXHIBIT 99.2
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                          HOLLINGER INTERNATIONAL INC.
                          DEFERRED STOCK UNIT AGREEMENT

         THIS DEFERRED STOCK UNIT AGREEMENT (this "AGREEMENT") is made as of the ___ day of __________ (the "GRANT DATE") between HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "COMPANY"), and ______________ (the "PARTICIPANT").

                                   WITNESSETH:

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "COMMITTEE") has granted the Participant a Deferred Stock Unit Award jointly under the Company's 1999 Stock Incentive Plan (the "PLAN") and the Company's 2006 Long-Term Incentive Plan (the "LTIP").

         NOW THEREFORE, the parties hereto agree as follows:

         1. GRANT. The Company hereby grants to the Participant _________ Deferred Stock Units. Each "DEFERRED STOCK UNIT" shall entitle the Participant to one share ("SHARE") of the Company's Class A Common Stock, par value $0.01 per share, on the vesting date, subject to the terms of the Plan, the LTIP, and this Agreement. Unless the context clearly provides otherwise, the capitalized terms in this Agreement shall have the meaning ascribed to such terms under the Plan.

         2. VESTING; TERMINATION OF EMPLOYMENT. The Deferred Stock Units awarded under this Agreement shall vest and become nonforfeitable in accordance with the following:

         (a) Subject to the following provisions of this SECTION 2, the Deferred Stock Units shall vest and become nonforfeitable with respect to 25% of the Deferred Stock Units awarded hereunder on each of the first, second, third, and fourth anniversaries of the Grant Date, unless forfeited earlier under PARAGRAPH
                  (E) below.

         (b) If the Participant's termination of employment occurs by reason of death or permanent disability (as defined in Section 409A of the Code), any Deferred Stock Units that have not yet vested shall vest and become nonforfeitable on the date of such death or permanent disability.

         (c) If the Participant's termination of employment occurs by reason of "Retirement" (as defined below) from the Company or one of its subsidiaries, any Deferred Stock Units that have not yet vested shall vest and become nonforfeitable on such termination of employment. "RETIREMENT" means the Participant's termination of employment at or after having attained the age of 59-1/2 and after having served as an employee of the Company and/or one of its subsidiaries for at least 5 continuous years.

         (d) Unless forfeited earlier under PARAGRAPH (E) below, the Deferred Stock Units shall vest and become nonforfeitable upon a Change in Control. For purposes of this SECTION 2(D), a "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

                  (1) the acquisition after the date of this Agreement by any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended

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                           (the "EXCHANGE ACT") (excluding for this purpose, (i)
                           the Company or any subsidiary of the Company or (ii) any employee benefit plan of the Company or of any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan which acquires after the date of this Agreement beneficial ownership of voting securities of the Company, or
                           (iii) RSM Richter Inc. ("RICHTER"), in its capacity (but solely in its capacity) as (x) interim receiver, receiver and manager of the assets, undertakings and properties of Ravelston Corporation Limited ("RCL") and Ravelston Management Inc. ("RMI") pursuant to the Receivership Order of the Ontario Superior Court of Justice dated April 20, 2005, and (y) monitor of RCL and RMI pursuant to the CCAA Initial Order of the Ontario Superior Court of Justice dated April 20,
                           2005 (Richter, in its capacities as interim receiver, receiver, manager and monitor pursuant to the foregoing orders of the Ontario Superior Court of Justice, is referred to as the "RECEIVER"), and any Person which as of April 20, 2005 was a direct or indirect subsidiary of RCL or RMI (a "RAVELSTON SUBSIDIARY"); provided, that each such Ravelston Subsidiary shall only be deemed to be covered by this clause (iii) for so long as (A) it is and remains a Ravelston Subsidiary, (B) Richter remains Receiver, and (C) Richter, in its capacity as Receiver, beneficially owns no more voting securities of Company than were beneficially owned by RCL and RMI on April 20, 2005) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

                  (2) Richard R. Burt, Henry A. Kissinger, Shmuel Meitar, Gordon A. Paris, Graham W. Savage, Raymond G.H. Seitz, James R. Thompson (collectively, "INCUMBENT DIRECTORS") and any new directors whose election by the Board of Directors or nomination by the Board of Directors for election by the Company's stockholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or whose election or nomination for election was previously so approved (such new directors being referred to as "SUCCESSOR INCUMBENT DIRECTORS") ceasing for any reason to constitute at least a majority of the Board of Directors; or

                  (3) the adoption, enactment or effectiveness of any action (including, without limitation, by resolution or by amendment to the Company's charter or bylaws) that materially limits or diminishes the power or authority of the Company's board of directors or any committee thereof, if such action has not been approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or Successor Incumbent Directors; or

                  (4) the consummation of, or the execution of a definitive agreement the consummation of which would result in, a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or

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                           indirectly, more than fifty percent (50%) of the
                           combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Company, or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

                  (5) the consummation of a complete liquidation or dissolution of the Company;

                  PROVIDED, HOWEVER, that if the Participant is or will become eligible for Retirement prior to the fourth anniversary of the Grant Date, "Change of Control" with respect to the Deferred Stock Units shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of
                  Section 409A of the Code.

         (e) Unless the Committee determines otherwise in its sole discretion, if the Participant's employment with the Company terminates for any reason not specified in PARAGRAPHS (A),
                  (B), or (C) next above, all Deferred Stock Units that have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date, except as provided in (i) Section 6(c)(x) of the LTIP or (ii) in any written employment agreement between the Company and the Participant that is in effect on the date of such termination. Notwithstanding the foregoing provisions of this SECTION 2, the provisions of any applicable written employment agreement between the Company and the Participant shall govern the vesting of the Participant's Deferred Stock Units, to the extent inconsistent with the provisions hereof.

         3. SETTLEMENT OF DEFERRED STOCK UNITS. Deferred Stock Units shall be settled solely in Shares. As soon as practicable after each of the vesting dates specified in SECTION 2 above, the Participant shall be transferred one Share for each Deferred Stock Unit vesting on such date. However, in the case of the vesting event specified in SECTIONS 2(C), if the Participant is or will become eligible for Retirement prior to the fourth anniversary of the Grant Date and is deemed to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, such transfer of Shares shall not be made earlier than six (6) months after the date of the Participant's "separation from service" (as defined in Section 409A of the Code and any Treasury Regulations promulgated thereunder) or, if earlier, the Participant's date of death.

         4. TAX WITHHOLDING. This Agreement is subject to all applicable federal, state, and local withholding taxes. The Participant may pay such withholding taxes in cash, in Shares having a Fair Market Value equal to the amount of such taxes, by having the Company withhold Shares otherwise transferable to the Participant, or in any combination thereof. To the extent provided by the Committee, the Fair Market Value of Shares, or Shares that have been held by the Participant less than six months that are tendered in payment of withholding, cannot exceed the minimum tax withholding required by law. No Shares shall be transferred to the Participant hereunder until such time as all applicable withholding taxes have been satisfied.

         5. RIGHTS NOT CONFERRED. Nothing contained in the Plan or in this Agreement shall confer upon the Participant any right with respect to continued employment by the Company or any affiliate or interfere in any way with the right of the Company to terminate the employment of the Participant at any time. The Participant shall have none of the rights of a stockholder with respect to

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the Deferred Stock Units until such time, if any, that Shares are delivered to the Participant in settlement thereof.

         6. AGREEMENT NOT ASSIGNABLE. Neither the Participant nor any Beneficiary may sell, assign, transfer, discount, pledge as collateral for a loan, or otherwise anticipate any right to any payment or benefit under this Agreement, other than by will or by the applicable laws of descent and distribution.

         7. ADJUSTMENTS. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or similar corporate transaction, the number and kinds of shares subject to the Deferred Stock Units awarded hereunder shall be adjusted by the Committee in such manner as it deems equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement; provided that any fractional Share resulting from such an adjustment shall be rounded to the nearest whole number.

         8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflict of laws.

         9. CODE SECTION 409A. Notwithstanding any other provision of this Agreement to the contrary, the Company may, but shall not be obligated to, modify any provision of this Agreement if and to the extent that the Company concludes such modification to be necessary or desirable to avoid the imposition upon the Participant of the additional taxes imposed on certain non-qualified deferred compensation arrangements pursuant to Section 409A of the Code. In making any such modification, the Company's determination must be made in good faith and upon prior written notice to the Participant, be based on advice of counsel and be designed, in the Company's sole judgment, to fulfill as closely as possible the Company's original commitment to the Participant under the Agreement without regard to Section 409A without increasing the Company's costs under the Agreement.

         10. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have caused this Deferred Stock
Unit Agreement to be executed as of the day and year first above written.

                               COMPANY:

                                      HOLLINGER INTERNATIONAL INC.


                                      By   ____________________________________
                                           Name:
                                           Title:

                               PARTICIPANT:

                                           _____________________________________
                                           (Participant's Typed or Printed Name)

                                           _____________________________________
                                           (Participant's Signature)